EXHIBIT 4.3


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             THIS SUBSCRIPTION CERTIFICATE WILL BE VALUELESS IF NOT
       RECEIVED BY THE SUBSCRIPTION AGENT 5:00 P.M., CENTRAL STANDARD TIME
                            ON ________________, 1999

                         RIGHTS SUBSCRIPTION CERTIFICATE

                                  CARDIA, INC.

                                                                    CUSIP
THIS RIGHTS CERTIFICATE IS NOT TRANSFERABLE.

The terms and conditions of this Rights Offering are set forth in the Prospectus relating to 1,000,000 shares of Common Stock, $.01 par value per share ("Shares"), of Cardia, Inc. (the "Company") dated __________, 1999 (the "Prospectus") and are incorporated herein by reference. Copies of the Prospectus are available upon request from the Company and Norwest Bank Minnesota, N.A. (the "Subscription Agent"). Capitalized terms used herein without definition shall have the meanings set forth in the Prospectus.

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SUBSCRIPTION PRICE:           $1.00 PER SHARE

REGISTERED HOLDER:



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The rights represented by this Rights Subscription Certificate, in whole or in part, may be exercised by duly completing Sections 1 and 2. Before exercising Rights, Rights holders are urged to read carefully and in its entirety the Prospectus, copies of which are available from the Company and the Subscription Agent.

IMPORTANT - Complete the appropriate SECTION and delivery instructions, and SIGN on reverse side. Subject to the provisions of the Prospectus, if the instructions of the registered holder hereof are insufficient to delineate the proper action to be taken with respect to all of the Rights evidenced hereby, such action as is clearly delineated in such holder's instructions will be taken.

The registered holder of Rights whose name is set forth herein, or assigns, is entitled to subscribe for one share of Common Stock of the Company at a Subscription Price of $1.00 per Share (the "Subscription Price") for each Right evidenced hereby under the terms and subject to the conditions set forth in the Prospectus. Payment of the full Subscription Price for all Shares subscribed for pursuant to the exercise of Rights must accompany this properly completed and duly executed Rights Subscription Certificate, payable in United States currency by personal check, cashier's check, bank draft or money order drawn on a bank located in the United States, payable to "Norwest Bank Minnesota, N.A., as Subscription Agent." PLEASE WRITE YOUR RIGHTS CERTIFICATE NUMBER, SET FORTH ABOVE, ON YOUR CHECK, BANK DRAFT OR MONEY ORDER.

Dated:                                 CARDIA, INC.

COUNTERSIGNED:                         BY: /s/ JOSEPH A. MARINO
  NORWEST BANK MINNESOTA N.A.          ---------------------------------------
                                       President

                                       BY: /s/ PATRICK DELANEY
                                       ---------------------------------------
        AUTHORIZED OFFICER             Secretary

                                  CARDIA, INC.

INSTRUCTIONS: To exercise all or part of the Rights evidenced by this Rights Subscription Certificate, please complete Section 1. In order to have the Subscription Agent deliver Shares issued upon the exercise of Rights to another person or delivered to an address other than the one listed on the face of this Rights Subscription Certificate, please complete Section 2 and obtain the required signature guarantee by a medallion institution.

ANY EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

Section 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby exercises Rights to subscribe for Shares as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(Please print all information clearly and legibly)

(i)      IF YOU WISH TO EXERCISE ALL OF YOUR RIGHTS:

(a)      I subscribe for my full entitlement of Shares:

         ______________________________________________ X $1.00 = $____________
         (Number of shares - whole number only)

(b)      I subscribe for additional Shares pursuant to my Oversubscription
         Privilege:

         ______________________________________________ X $1.00 = $____________
         (Number of shares - whole number only; may not exceed the number of Rights represented by this Rights Subscription Certificate)

                                       TOTAL SUBSCRIPTION PRICE:  $____________
                                       (Total number of Shares subscribed for
                                       pursuant to both the Basic Subscription
                                       Privilege and the Oversubscription
                                       Privilege, times the Subscription Price
                                       of $1.00 per share)

Method of Payment (check one)

[ ] Check, Bank Draft or Money Order Payable to Norwest Bank Minnesota, N.A., as Subscription Agent.

[ ] Wire Transfer Directly to the Escrow Account Maintained by Norwest Bank Minnesota, N.A., as Subscription Agent, at Norwest Bank Minnesota, N.A., ABA ROUTING #___________, for Credit Account #________, Further credit:
     CARDIA RIGHTS OFFERING, Attn:  ____________ (651) 490-____.

(ii)     IF YOU DO NOT WISH TO EXERCISE ALL OF YOUR RIGHTS:

(a)      I subscribe for only

         ______________________________________________ X $1.00 = $____________
         (Number of shares - whole number only)

                                       TOTAL SUBSCRIPTION PRICE:  $____________
                                       (Total number  of Shares subscribed for
                                       pursuant to the Basic Subscription
                                       Privilege, times the Subscription Price
                                       of $1.00 per share)

Method of Payment (check one)

[ ] Check, Bank Draft or Money Order Payable to Norwest Bank Minnesota, N.A., as Subscription Agent.

[ ] Wire Transfer Directly to the Escrow Account Maintained by Norwest Bank Minnesota, N.A., as Subscription Agent, at Norwest Bank Minnesota, N.A., ABA ROUTING #___________, for Credit Account #________, Further credit:
     CARDIA RIGHTS OFFERING, Attn: ____________ (651) 490-____.

         SECTION 2 - SPECIAL INSTRUCTIONS [ ] CHECK HERE FOR SPECIAL ISSUANCE, OR DELIVERY INSTRUCTIONS. Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver Certificates for the Shares subscribed for to the undersigned at the address appearing on the face of this Rights Subscription Certificate. If this section is completed, the Holder's signature must be guaranteed by a medallion guarantor.

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Taxpayer Identification or Social Security Number_______________________________

                                    IMPORTANT

RIGHTS HOLDER SIGN HERE

________________________________________________________________________________
              (Signature(s) of Holder(s) exactly as appears on the
                            face of this Certificate)

Dated: ____________, 1999

SIGNATURE GUARANTEE (to be executed if Section 2 is completed)
The undersigned, an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, and a participant in a Securities Transfer Association recognized signature program, does hereby guarantee that the signature of the Holder hereinabove is genuine.

Dated: ____________, 1999


                                       _________________________________________
                                       Firm Name

                                       _________________________________________
                                       Authorized Signature

                                       _________________________________________
                                       Name and Title

                                       _________________________________________
                                       Address

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________
                                       Area Code and Telephone Number